SCHEDULE
to the
Master Agreement

dated as of May 30, 2007

between

JPMorgan Chase Bank, N.A. (“Morgan”)	and

J.P. Morgan Alternate Loan Trust 2007-S1 by: Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement relating to the J.P. Morgan Alternate Loan Trust 2007-S1
(“Counterparty”)

Part 1

Termination Provisions

In this Agreement:

(1)

“Specified Entity” shall not apply.

(2)

The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Morgan and will not apply to the Counterparty.

(3)

The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Morgan and will not apply to the Counterparty, except that Section 5(a)(iii)(1) will apply to Counterparty in respect of Counterparty’s obligations under Paragraph 3(b) of the Approved Credit Support Document.

(4)

The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Morgan and will not apply to the Counterparty.

(5)

The “Default Under Specified Transaction” provisions of Section 5(a)(v) will apply to Morgan and will not apply to the Counterparty.

(6)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to the Counterparty.  The “Cross Default” provisions of Section 5(a)(vi) will apply to Morgan and for such purpose:

(a)

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of such party’s banking business.

(b)

“Threshold Amount” means, with respect to Morgan, an amount equal to three percent of the shareholders’ equity of the applicable Relevant Entity (as defined below in Part 6).

(7)

The “Bankruptcy” provisions of Section 5(a)(vii) shall apply to Morgan and the Counterparty provided that:

(a)

Section 5(a)(vii)(2), (7) and (9) will not apply to the Counterparty;

(b)

Section 5(a)(vii)(4) will not apply to the Counterparty to the extent that it refers to proceedings or petitions instituted or presented by Morgan or any of Morgan’s Affiliates;

(c)

Section 5(a)(vii)(6) will not apply to the Counterparty to the extent that it refers to (i) any appointment that is contemplated or effected by any document to which the Counterparty is, as of the date of this Agreement, a party in connection with the transactions contemplated by the Pooling Agreement or (ii) any such appointment to which the Counterparty has not yet become subject to; and

(d)

Section 5(a)(vii)(8) will apply to the Counterparty but only to the extent that it applies to Sections 5(a)(vii)(2), (4), (6) and (7) as they apply with respect to the Counterparty).

(8)

The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Morgan and will not apply to the Counterparty.

(9)

The “Tax Event” provisions of Section 5(b)(ii) will apply to Morgan and to the Counterparty, provided that the words “(x) any action taking by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

(10)

The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply, provided that Morgan shall not be entitled to designate an Early termination Date by reason of a Tax event Upon Merger in respect of which it is the Affected Party.

(11)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Morgan and will not apply to the Counterparty.

(12)

The “Automatic Early Termination” provisions of Section 6(a) will not apply to Morgan and will not apply to the Counterparty.

(13)

The “Transfer to Avoid Termination Event” provisions of 6(b)(ii) will apply to Morgan and the Counterparty, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party” shall be deleted.

(14)

“Termination Currency” means United States Dollars.

(15)

For purposes of computing amounts payable on early termination:

(a)

Market Quotation will apply to this Agreement; and

(b)

The Second Method will apply to this Agreement.

(16)

The occurrence of any of the following events shall constitute an “Additional Termination Event” for purposes of Section 5(b)(v):

(a) a notice of optional redemption of the Trust pursuant to Section 7.01 and 7.02 of the Pooling Agreement is issued and is no longer capable of being rescinded.  If this Additional Termination Event occurs, the Counterparty shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction; provided, however, that notwithstanding Section 6(b)(iv), either party may designate an Early Termination Date in respect of this Additional Termination Event; provided, further, that such Early Termination Date shall not be prior to ten Business Days prior to the final Distribution Date;

(b) any provision of the Pooling Agreement is amended unless Morgan has consented in writing to such amendment where such consent is required under the Pooling Agreement.  If this Additional Termination Event occurs, the Counterparty shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions.

(c) If (i) any supplemental trust instrument is given effect and (ii) Morgan has not consented in writing to such supplemental trust instrument prior to the date on which such supplemental trust instrument takes effect where such consent is required under the Pooling Agreement.  If this Additional Termination Event occurs, then the Counterparty shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions; or

(d) the occurrence of an Additional Termination Event as forth in Part 6 hereof.  If this Additional Termination Event occurs, Morgan shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions.

Part 2

Tax Representations

(1)

Payer Tax Representation:

For the purpose of Section 3(e) of this Agreement, Morgan makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(2)

Payee Tax Representation:

For the purpose of Section 3(f), Morgan and Counterparty each represent that it is a United States Person.

Part 3

Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

(1)

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, Counterparty agrees to deliver complete and accurate United States Internal Revenue Service Forms W-9 (or any applicable successor form), in the name of the J.P. Morgan Alternate Loan Trust 2007-S1 supplemental interest trust, in a manner reasonably satisfactory to Morgan, (I) on or before the first payment date; (II) promptly upon reasonable demand of Morgan, and (III) promptly upon learning that any such form previously filed by Counterparty has become obsolete or incorrect.

(2)

Morgan will, on demand, deliver a certificate specifying the name(s), title(s) and specimen signature(s) of the person(s) executing this Agreement and each Confirmation on its behalf.

(3)

The Counterparty will, on demand, deliver a certificate (or, if available, the current authorized signature book of the Counterparty) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement and each Confirmation on its behalf.

(4)

JPMorgan will, upon execution of this Agreement, deliver a legal opinion of counsel in form and substance satisfactory to the Counterparty regarding this Agreement and any other matters as such other party may reasonably request.

(5)

The Counterparty shall supply Morgan with copies of all accountings and reports required to be supplied to a party that is a Certificateholder (as defined in the Pooling Agreement).  Copies of such accountings and/or reports shall be delivered to Morgan at the following address:

JPMorgan Chase Bank, National Association

c/o John Coffey

270 Park Avenue

New York, New York 10017

e-mail address:  john.j.coffey@jpmorgan.com

Each of the foregoing documents (other than the legal opinions described in (6) above) is covered by the representation contained in Section 3(d) of this Agreement.

Part 4

Miscellaneous

(1)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)

Notices.

(a)

In connection with Section 12(a), all notices to Morgan shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

JPMorgan Chase Bank, N.A.

Attention:  Legal Department-Derivatives Practice Group

270 Park Avenue, 41st Floor

New York, New York  10017-2070

Telex No.: 232337; Answerback:  CBC UR

Facsimile No.:  (212) 270-3620

(b)

In connection with Section 12(a), all notices to the Counterparty shall, with respect to any particular  Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPALT 2007-S1

Telephone: 410-884-2000

Facsimile: 410-715-2380

(3)

Netting of Payments.  Section 2(c)(ii) of this Agreement will apply, with the effect that payment netting will not take place with respect to amounts due and owing in respect of more than one Transaction.

(4)

Offices; Multibranch Party.  For purposes of Section 10:

(a)

Section 10(a) will apply; and

(b)

For the purpose of Section 10(c):

(i)

Morgan is a Multibranch Party and may act through its London and New York Offices.

(ii)

The Counterparty is not a Multibranch Party.

(5)

Credit Support Documents.

With respect to Morgan, if applicable, any Eligible Guarantee delivered by Morgan shall constitute a Credit Support Document.

With respect to Morgan and the Counterparty, the Approved Credit Support Document (as defined herein) entered into between Morgan and the Counterparty shall constitute a Credit Support Document. An Approved Credit Support Document shall be executed and delivered contemporaneously with this Agreement.

(6)

Credit Support Provider.

With respect to Morgan, the party guaranteeing Morgan’s obligations pursuant to an Eligible Guarantee, if any, shall be a Credit Support Provider.

(7)

Process Agents.  The Counterparty appoints as its Process Agent for the purpose of Section 13(c): Not Applicable

Part 5

Other Provisions

(1)

ISDA Definitions.  Reference is hereby made to the 2000 ISDA Definitions (the “ISDA Definitions”) each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein.  Any terms used and not otherwise defined herein, which are contained in the ISDA Definitions, shall have the meaning set forth therein, except that any references in the ISDA Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the ISDA Definitions.

(2)

Scope of Agreement.  Notwithstanding anything contained in the Agreement to the contrary, if the parties enter into any Specified Transaction, such Specified Transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement unless the Confirmation relating thereto shall specifically state to the contrary.  Each such Specified Transaction shall be a Transaction for the purposes of this Agreement.

(3)

Inconsistency.  In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern:  (i) a Confirmation; (ii) the Schedule; (iii) the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement.

(4)

Calculation Agent.  The Calculation Agent will be Morgan; provided, however, that if an Event of Default shall have occurred with respect to which Morgan is the Defaulting Party, Counterparty shall have the right to designate as Calculation Agent an independent party, reasonably acceptable to Morgan, the cost of which shall be borne by Morgan.

(5)

Waiver of Jury Trial.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(6)

No Petition; Limited Recourse.  Morgan hereby agrees that it shall not until a period of one year and one day (or if longer, the applicable preference period) after all rated liabilities of the Trust have been indefeasibly paid in full institute against, or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state or other bankruptcy or similar laws.  Notwithstanding the foregoing, nothing herein shall prevent Morgan from participating in any such proceeding once commenced.  This provision shall survive termination of this Agreement.

Morgan hereby acknowledges and agrees that the Counterparty’s obligations hereunder will be solely the limited recourse obligations of the Counterparty payable solely in accordance with the priority of payments set out in the Pooling Agreement, and that Morgan will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Counterparty with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.  Notwithstanding any other provisions hereof, recourse in respect of any obligations of the Counterparty to Morgan hereunder or thereunder will be limited to the Supplemental Interest Trust and on the exhaustion thereof all claims against the Counterparty arising from this Confirmation or any other transactions contemplated hereby or thereby shall be extinguished.

(7)

Additional Representations.

(a)  Section 3 is hereby amended by adding at the end thereof the following paragraphs:

“(g) It is an “eligible contract participant” under, and as defined in, Section 1a(12) of the Commodity Exchange Act, as amended.

(h) Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)

Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)

Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(iii)

Status of Parties.  The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.”

(b)  The additional representation shall be given by Morgan only:

“(i)

Pari Passu. Its obligations under this Agreement rank equal and ratably with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.”

(8)

Amendment to Section 9(b) of the Agreement.  Section 9(b) of the Agreement is amended by adding the following sentence immediately following the end of the first sentence thereof:

“In addition, no amendment modification or waiver in respect of this Agreement will be effective unless the Rating Agency Condition is satisfied.”

(9)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, but subject to Section 2(c), Section 6 and Part 6(3)(viii) of this Schedule a, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply to this Agreement.

(10)

Amendment to Section 6(e) of the Agreement.  Section 6(e) of the Agreement is amended by deleting the last sentence of the introductory paragraph thereof.

(12)

Modification to Definition of Indemnifiable Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14, in relation to payments by Morgan, any Tax shall be an Indemnifiable Tax, and in relations to payments by the Counterparty, no Tax shall be an Indemnifiable Tax. For the avoidance of doubt, the foregoing sentence shall not by itself modify either party's right to terminate a Transaction based on the occurrence of a Tax Event or a Tax Event Upon Merger.

(13)

Waiver of Tax Confidentiality.  Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.  However, no such party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(14)

Rating Agency Notifications. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by the Counterparty, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Morgan’s rights and obligations with respect to this Agreement in accordance with Part 6(2)(a) below) unless Moody’s, S&P and Fitch have each been given prior written notice of such amendment, designation or transfer.

(15)

Supplemental Interest Trust Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A. not in its individual capacity but solely as Supplemental Interest Trust Trustee of the supplemental interest trust created under the Pooling Agreement (the “Supplemental Interest Trust”) in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wells Fargo Bank, N.A., individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling Agreement.  The parties hereto acknowledge that Wells Fargo Bank, N.A. as Supplemental Interest Trust Trustee has been directed to enter into this Agreement pursuant to the Pooling Agreement.

Part 6

Downgrade Provisions; Transfer; Payments on Early Termination;

(1)

Ratings Downgrade Provisions.

Following the occurrence of a Ratings Event I and/or a Ratings Event II, for as long as such Ratings Event I or Ratings Event II is continuing, the parties shall comply with the following provisions, as applicable.

I.

Ratings Event I:

A. Actions upon Ratings Event 1: Not later than 30 calendar days after a Ratings Event I has occurred and is continuing, Morgan shall, at its own expense:

(A) provide, or cause to be provided, an Eligible Guarantee to Counterparty in respect of all Morgan’s present and future obligations under this Agreement;

or

(B) transfer Morgan’s rights and obligations under the Agreement and all Confirmations pursuant to a Qualifying Novation;

or

(C) deliver Eligible Collateral to Counterparty in accordance with the terms of the Approved Credit Support Document and, following such delivery, maintain Eligible Collateral as required under the Approved Credit Support Document;

Morgan’s obligations under this Part 6(1)(I) shall cease, solely with respect to such occurrence, if (A) there is no Ratings Event I or (B) Morgan has either provided an Eligible Guarantee in respect of all Morgan’s present and future obligations under this Agreement or transferred its rights and obligations pursuant to a Qualifying Novation in accordance with the terms of this Schedule.

B. Eligible Guarantee or Eligible Replacement below Ratings Event I Levels

If a Qualifying Novation is made to an Eligible Replacement or an Eligible Guarantee is provided and, immediately after the execution of such Qualifying Novation or Eligible Guaranee (as applicable), there is a Ratings Event I, then (so long as such Ratings Event I is continuing) Part 6(1)(I.A.) above shall apply without regard to the 30 calendar day time period referred to therein.

II.  Ratings Event II

A.  Actions upon Ratings Event II

If a Ratings Event II has occurred and is continuing, the following shall occur.

Morgan shall, at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable:

(A) provide, or cause to be provided, an Eligible Guarantee to Counterparty in respect of all Morgan’s present and future obligations under this Agreement;

or

(B) transfer Morgan’s rights and obligations under the Agreement and all Confirmations pursuant to a Qualifying Novation.

If, immediately prior to such Ratings Event II, Morgan is required to deliver and maintain Eligible Collateral following a Ratings Event I, Morgan shall continue to maintain Eligible Collateral under the Approved Credit Support Document.

If, immediately prior to such Ratings Event II, Morgan is not required to deliver and maintain Eligible Collateral following a Ratings Event I, then Morgan shall post Eligible Collateral in accordance with the terms of the Approved Credit Support Document until Morgan has provided an Eligible Guarantee in respect of all Morgan’s present and future obligations under this Agreement or transferred its rights and obligations pursuant to a Qualifying Novation in accordance with terms of this Schedule. In addition, Morgan shall continue to use commercially reasonable efforts to either transfer its rights and obligations pursuant to a Qualifying Novation or to provide an Eligible Guarantee in accordance with terms of this Schedule.

Morgan’s obligations under this Part 6(1) shall cease, solely with respect to such occurrence, if (A) there is no Rating Events II or (B) Morgan has either provided an Eligible Guarantee in respect of all Morgan’s present and future obligations under this Agreement or transferred its rights and obligations pursuant to a Qualifying Novation, in either case in accordance with the terms of this Schedule.

B.  Ratings Event II Event of Default/Additional Termination Event

Failure by Morgan to comply with the requirement of this Part 6(1)II to use commercially reasonable efforts to obtain an Eligible Guarantee in respect of all Morgan’s present and future obligations under this Agreement or Qualifying Novation shall constitute an Event of Default with respect to Morgan.

If Morgan has not, within 10 Business Days of the occurrence of a Ratings Event II, obtained an Eligible Guarantee in respect of all Morgan’s present and future obligations under this Agreement or effected a Qualifying Novation, it shall constitute an Additional Termination Event in respect of which Morgan is the sole Affected Party and all Transactions are Affected Transactions, but only if:

1. (a) one or more Eligible Replacements has made a Firm Offer (in response to solicitation either by Morgan or the Counterparty) to be the transferee of a transfer pursuant to a Qualifying Novation and/or (b) at least one entity has made a Firm Offer to provide an Eligible Guarantee in respect of all Morgan’s present and future obligations under this Agreement;

and

2.

such Ratings Event II is continuing.

Failure by Morgan to post or maintain Eligible Collateral in accordance with the Approved Credit Support Document shall be an Event of Default under Section 5(a)(iii).

III. Definitions

As used herein:

“Approved Credit Support Document” means the 1994 ISDA Credit Support Annex (ISDA Agreements Subject to New York Law Only), as modified by the Paragraph 13 thereto, in the form annexed hereto. An Approved Credit Support Document will be executed and delivered contemporaneously with this Agreement.

“Business Day” shall have the meaning given to this term in the Confirmation.

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than as surety and directly enforceable by the Counterparty and that meets the following conditions:

1.

either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to the Counterparty will be subject to withholding tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to the Counterparty are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by the Counterparty will equal the full amount the Counterparty would have received had no such withholding been required; and

2.  the guarantor must meet the Ratings Event I Required Ratings and/or Ratings Event II Required Ratings in each case certified by such guarantor to Counterparty, provided that if such guarantor does not meet the Ratings Event I Required Ratings, such guarantee shall not be an Eligible Guarantee unless either the guarantor or Morgan delivers Eligible Collateral in accordance with the Approved Credit Support Document at the time such Eligible Guarantee is provided; and

3.

the Rating Agency Condition has been met with respect to S&P.

“Eligible Replacement” means (i) an entity that satisfies the Ratings Event I Required Ratings and/or the Ratings Event II Required Ratings in each case certified by Morgan to Counterparty or (ii) an entity whose present and future obligations owing to the Counterparty are guaranteed pursuant to an Eligible Guarantee by a guarantor that satisfies the Ratings Event I Required Ratings and/or Ratings Event II Required Ratings in each case certified by such guarantor to Counterparty.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Fitch” means Fitch Ratings or any successor thereto.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Pooling Agreement” means the Pooling and Servicing Agreement, dated as of May 1, 2007, among J.P. MORGAN ACCEPTANCE CORPORATION I, a Delaware corporation, as Depositor, WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator and U.S. BANK NATIONAL ASSOCIATION, as Trustee;

“Qualifying Novation” means a transfer of all rights and obligations of Morgan under all Transactions that are the subject of this Agreement (which may include a transfer of this Agreement) to an Eligible Replacement that is party to a Replacement Agreement with the Counterparty that meets the following conditions:

1.

if the Eligible Replacement does not meet the Ratings Event I Required Ratings, such Eligible Replacement delivers Eligible Collateral in accordance with the Approved Credit Support Document at the time of such Qualifying Novation; and

2.

if the Replacement Agreement is this Agreement, prior notice is given to S&P; and

3.

if the Replacement Agreement is not this Agreement, the Rating Agency Condition is met with respect to S&P.

“Rating Agencies” means S&P, Moody’s and Fitch.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Rating Agencies (unless otherwise specified) then providing a rating of the Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

“Ratings Event I” shall occur with respect to S&P, Moody’s or Fitch if no Relevant Entity has the Ratings Event I Required Ratings as specified under paragraph (a) or (b) thereof, as applicable.

An entity will have “Ratings Event I Required Ratings” (a) with respect to Moody’s, (i) if such entity is the subject of Moody’s Short-term Rating, such rating is  “Prime-1” and its long-term, unsecured and unsubordinated debt obligations are rated A2 or above by Moody’s and (ii) if such entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt obligations are rated “A1” or above by Moody’s, (b) with respect to S&P, (i) the S&P short-term senior unsecured debt rating of such entity is A-1 or above or (ii) if such entity is not the subject of an S&P short-term rating, if its long-term senior unsecured debt rating is A+ or above and (c) with respect to Fitch, if such entity has a short-term senior unsecured rating of “F-1” or above or a long-term senior unsecured rating of “A” or above.

“Ratings Event II” shall occur with respect to S&P, Moody’s or Fitch if no Relevant Entity has the Ratings Event II Required Ratings under paragraph (a) or (b) thereof, as applicable.

An entity will have “Ratings Event II Required Ratings” (a) with respect to Moody’s, (i) if such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s and (ii) if such entity is not the subject a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated “A3” by Moody’s, (b) with respect to S&P, such entity’s long-term senior unsecured S&P debt rating is BBB- or above and (c) with respect to Fitch, if such entity has a short-term senior unsecured rating of “F-2” or above or a long-term senior unsecured rating of “BBB+” or above.

"Relevant Entity" means Morgan or any guarantor under an Eligible Guarantee in respect of all Morgan's present and future obligations under this Agreement.

“Replacement Agreement” means either (i) this Agreement, if this Agreement is transferred to an Eligible Replacement in the course of a Qualifying Novation or (ii) an agreement on substantially the same terms as this Agreement, including ratings triggers, credit support documentation and other provisions of this Agreement.

“S&P” means by Standard & Poor’s Ratings Service or any successor thereto.

“Supplemental Interest Trust” shall have the meaning set forth in the Pooling Agreement.

(2)

Amendment to Section 7 of the Agreement.

The following provisions shall be added to the end of Section 7:

A.  Qualifying Novations

I.  The Counterparty shall determine whether or not a transfer is a Qualifying Novation which shall be deemed upon receipt of evidence that the Rating Agency Condition has been met.

II. If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a Qualifying Novation, the Counterparty shall at Morgan’s written request and cost execute any documentation Morgan deems necessary to effect such transfer and take such action as required pursuant to this Agreement.

III. No consent from the Counterparty is required for a transfer that is a Qualifying Novation and is required pursuant to Part 6(1) above.

B. Other Transfers

Transfers other than Qualifying Novations or transfers under Section 7(a) of this Agreement shall be effective only if Rating Agency Condition has been met.

(3)

Termination Amounts

Notwithstanding Section 6 of this Agreement, so long as Morgan is (A) the Affected Party in respect of a Termination Event or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (viii) below shall apply:

(i)

The Counterparty shall not designate as an Early Termination Date a date earlier than 10 Business Days after the notice designating such Early Termination Date becomes effective.

(ii)

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

““Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer (which may be solicited by either the Counterparty or Morgan) which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to the Counterparty (expressed as a negative number) or by the Counterparty (expressed as a positive number) in consideration of an agreement between Counterparty and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(iii)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by the Counterparty) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by the Counterparty so as to become legally binding, provided that:

(a)

If, on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Counterparty may specify in writing to Morgan, (but in either case no later than the Early Termination Date) (such day, the “Latest Settlement Amount Determination Date”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Counterparty so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotation; or

(b)

If on the Latest Settlement Amount Determination Date no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by the Counterparty so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Counterparty’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(iv)

For the purpose of paragraph (4) of the definition of Market Quotation, the Counterparty shall determine whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement which shall be deemed upon receipt of evidence that the Rating Agency Condition has been met (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(v)

At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, the Counterparty shall be entitled to accept only the lowest of such Market Quotations.

(vi)

If the Counterparty requests Morgan in writing to obtain Market Quotations, Morgan shall use its reasonable efforts to do so on or before the Latest Settlement Amount Determination Day.

(vii)

Morgan may also elect to obtain Market Quotations without a request from the Counterparty.

(viii)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) the Counterparty shall pay to Morgan an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) the Counterparty shall pay to Morgan the Termination Currency Equivalent of the Unpaid Amounts owing to Morgan and (3) Morgan shall pay to the Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to the Counterparty, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Morgan under (3) shall not be netted-off against any amount payable by the Counterparty under (1).”

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

JPMORGAN CHASE BANK, N.A.

By:

_/s/ Robert Mock_________________

Name: Robert Mock

Title: VP

J.P. Morgan Alternate Loan Trust 2007-S1 by: Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement relating to the J.P. Morgan Alternate Loan Trust 2007-S1

By:

_/s/ Martin Reed_________________

Name: Martin Reed

Title: Vice President

ANNEX A

PARAGRAPH 13 TO
CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of May 30, 2007

between

JPMorgan Chase Bank, N.A. (“Morgan”)	and

J.P. Morgan Alternate Loan Trust 2007-S1 by: Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement relating to the J.P. Morgan Alternate Loan Trust 2007-S1 (“Counterparty”)

Paragraph 13. Elections and Variables

(a)

Security Interest for “Obligations”.  The term “Obligations” as used in this Annex includes no additional obligations with respect to either party.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 3(a), except that the words “upon a demand made by the Transferee on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date”.

(B)

“Return Amount” has the meaning specified in Paragraph 3(b).

(C)

“Credit Support Amount” shall mean the Independent Amount.

(ii)

Eligible Collateral.  The items specified on Appendix A attached hereto will qualify as “Eligible Collateral” with the lower of the specified Valuation Percentages to apply.

(iii)

Other Eligible Support.  There shall be no “Other Eligible Support” for purposes of this Annex, unless agreed in writing between the parties.

(iv)

Thresholds.

(A)

“Independent Amount” shall mean the greater of (i) the S&P Independent Amount and (ii) the Moody’s Independent Amount.

(B)

“Threshold” means with respect to Morgan: infinity, provided that if delivery of Eligible Collateral is required following a Ratings Event I or a Ratings Event II pursuant to the Schedule, the Threshold shall be zero.

“Threshold” means with respect to Counterparty:  infinity.

(C)

“Minimum Transfer Amount”, with respect to a party on any Valuation Date, means U.S. $100,000 (unless the notional amount is less than U.S. $50,000,000, in which case  the Minimum Transfer Amount shall be U.S.$50,000).

(D)

Rounding.  The Delivery Amount, rounded up, and with respect to the Return Amount, rounded down, to the nearest integral multiple of $1,000 respectively.

(v)

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming , for this purpose only, that Part 6(3) of the Schedule is deleted)” shall be inserted and (2) on the last line of the definition of Exposure, the words “with terms substantially the same as those of this Agreement after the words “Replacement Transaction.”

(c)

Valuation and Timing.

(11)

(i)

“Valuation Agent” means Morgan; provided, however, that if an Event of Default shall have occurred with respect to which Morgan is the Defaulting Party, Counterparty shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Morgan, the cost of which shall be borne by Morgan.  The Valuation Agent’s calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

(ii)

“Valuation Date” means weekly on the last Local Business Day of each week.

(iii)

“Valuation Time” means the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable.

(iv)

“Notification Time” means 12:00 p.m., New York time, on a Local Business Day.

(v)

Standard & Poor’s Mark-to-market Procedures.  This Agreement and the Posted Collateral shall be marked-to-market no less than once per week and additional collateral should be posted if necessary. For as long as the Morgan’s rating is A-2/BBB+ or higher, the mark-to-market valuations can be based upon internal marks. If Morgan’s rating is BBB or lower, Morgan shall get an external verification of its mark on a monthly basis. The verification of the mark can be obtained by an independent third party (i.e. trustee, administrator, manager), and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The collateral requirement should be based on the greater of the internal and external marks, and any deficiencies in collateral value must be cured within three days. Morgan shall submit to Standard & Poor’s the internal mark-to-market calculations. Once Morgan has verified the mark-to-market valuation, it shall submit to Standard & Poor’s the two bids provided by external parties.

(d)

Conditions Precedent.  Not applicable.

(e)

Substitution.

(i)

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  Inapplicable.

(f)

Dispute Resolution.

(i)

“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)

Value.  For the purposes of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

(A)

with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (A)) as of such date; multiplied by the applicable Valuation Percentage.

(iii)

Alternative.  The provisions of Paragraph 5 will apply.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians.  Counterparty and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)

Counterparty is not a Defaulting Party; and

(2)

Posted Collateral may be held only in the following jurisdictions:

New York State or such other state in the United States in which the Counterparty is located; and

(3)

the account is segregated from all other accounts held by the Counterparty and its Custodian.

(4)

Party B may appoint as Custodian (A) the entity then serving as Trustee under the Pooling Agreement or (B) any other entity if such entity (or, to the extent applicable, the parent company or credit support provider) shall have a long-term senior unsecured debt rating by S&P of at least “A” or a short-term senior unsecured debt rating of at least “A-1” by S&P.

Initially, the Custodian for Counterparty is: None

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) will not apply to Counterparty but the provisions of Paragraph 6(c)(ii) will apply to the Counterparty.

(h)

Distributions and Interest Amount.

(i)

Interest Rate.  “Interest Rate” will be the annualized rate of return actually achieved on the Posted Collateral in the form of Cash during the related posting period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made monthly on the second Local Business Day of each calendar month;  provided that the Counterparty shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).  Not Applicable.

(j)

Other Eligible Support and Other Posted Support.

(i)

“Value” with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

(ii)

“Transfer” with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(k)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPALT 2007-S1

Telephone: 410-884-2000

Facsimile: 410-715-2380

Morgan:

JPMorgan Chase Bank, N.A.

Attention:  Legal Department-Derivatives Practice Group

270 Park Avenue, 41st Floor

New York, New York  10017-2070

Telex No.: 232337; Answerback:  CBC UR

(l)

Addresses for Transfers.

Counterparty: as set forth in notices to Morgan from time to time

Morgan:

JPMorgan Chase Bank, N.A.

Attention:  Legal Department-Derivatives Practice Group

270 Park Avenue, 41st Floor

New York, New York  10017-2070

Telex No.: 232337; Answerback:  CBC UR

(m)

Morgan as Pledgor and Counterparty as Secured Party.

(i)

Modification to Paragraph 1: The following subparagraph (b) is substituted for subparagraph (b) of this Annex:

(b) Secured Party and Pledgor.  All references in this Annex to the “Secured Party” will be to Counterparty and all corresponding references to the “Pledgor” will be to Morgan.

(ii)

Modification to Paragraph 2:  The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

Paragraph 2.  Security Interest.  The Pledgor hereby pledges to the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Secured Party hereunder.  Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

(iii)

Modification to Paragraph 9:  The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

Paragraph 9.  Representations.  The Pledgor represents to the Secured Party (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

(iv)

Modification to Paragraph 10:  Clauses “10(a)” and “10(b)” are amended by adding the following sentence to the end of that paragraph:

“Notwithstanding the preceding sentence, the Pledgor shall pay all reasonable costs incurred by the Secured Party in connection with any exchange pursuant to this Credit Support Annex.”

(iv)

Modifications to Paragraph 12:  The following definitions of “Pledgor” and “Secured Party” are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

“Pledgor” means Morgan

“Secured Party” means Counterparty

(n)

Independent Amounts

(i)

Addition to Paragraph 12: The “S&P Independent Amount” means, for any Valuation Date, (i) if a Ratings Event I with respect to S&P has not occured, zero, or (ii) otherwise, the sum of (x) the Exposure and (y) the sum of the Volatility Buffers determined by the Valuation Agent with respect to each Transaction subject to the Agreement.

“Volatility Buffer” means, with respect to a Transaction, an amount equal to the product of (a) the Factor applicable to the Transaction and (b) the Notional Amount of the Transaction.

“Factor” means, with respect to a Transaction, a percentage dependent on Morgan’s Counterparty Rating by S&P, and the original maturity of the Transaction and determined by the Valuation Agent by reference to the following table:

S&P Counterparty Rating	Maturities up to 5 years (%)	Maturities up to 10 years (%)	Maturities up to 30 years (%)
A-2	3.25	4.00	4.75
A-3	4.00	5.00	6.25
BB+ or lower	4.50	6.75	7.50

(ii)  Addition to Paragraph 12: The “Moody’s Independent Amount” means,

(i) for so long as the no Ratings Event I has occurred and is continuing, zero;

(ii) If a Ratings Event I with respect to Moody’s has been continuing for at least 30 Business Days and either:

(a) no Ratings Downgrade Event II with respect to Moody’s has occurred and is continuing; or

(b) a Ratings Downgrade Event II with respect to Moody’s has been continuing for less than 30 Business Days, the Ratings Event I Collateral Amount specified in Appendix B hereto; and

(iii) If neither (i) nor (ii) is applicable, the Ratings Event II Collateral Amount specified in Appendix C hereto.

(o)

Other Provisions

(i)

Modification to Paragraph 7: Clause “(iii)” of Paragraph 7 shall be deleted in its entirety.

(ii)

Modification to Paragraph 10: Clauses “10(a)” and “10(b)” are amended by adding the following sentence to the end of that paragraph:

“Notwithstanding the preceding sentence, the Pledgor shall pay all reasonable costs incurred by the Secured Party in connection with any exchange pursuant to this Credit Support Annex.”

(iii)

Modification to Paragraph 12:  Clause “(B)” of the definition of “Value” will be substituted to read in its entirety as follows:

“(B) a security, the bid price obtained by the Valuation Agent from one of the Pricing Sources multiplied by the applicable Valuation Percentage, if any;”

(iv)

Addition to Paragraph 12:  The following definition of “Pricing Sources” shall be added immediately after the definition of the term “Posted Credit Support” and immediately prior to the definition of the term “Recalculation Date” in Paragraph 12 of this Annex:

“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

(v)

Morgan and Counterparty agree that the text of the body of this Annex is intended to be the exact printed form of ISDA Credit Support Annex (Bilateral Form-ISDA Agreements Subject to New York Law Only) as published and Copyrighted by the International Swaps and Derivatives Association, Inc.

(vi)

“Notional Amount” means, with regard to an interest rate swap, the notional amount set forth in the confirmation thereof, and, with respect to a currency swap, including a cross-currency interest rate swap, the notional amount, as set forth in the confirmation, of that leg of the transaction that is denominated in the same currency as the relevant rated Certificates.

(vii)

“Transaction-Specific Hedge” means (A) any Transaction that is a cap, floor or swaption, or (B) any Swap Transaction in which (x) the Notional Amount of the Transaction is “balance guaranteed” or (y) the Notional Amount for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

[Remainder of Page Intentionally Blank]

Accepted and Agreed:

JPMORGAN CHASE BANK, N. A.

By:  _/s/ Robert Mock___________________

Name: Robert Mock

Title: VP

J.P. Morgan Alternate Loan Trust 2007-S1 by: Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement relating to the J.P. Morgan Alternate Loan Trust 2007-S1

By:  _/s/ Martin Reed____________________

Name: Martin Reed

Title: Vice President

Appendix A

Valuation Percentages
Applicable if the rated Certificates issued by the Counterparty are U.S.$ Denominated

	MOODY’S RATINGS EVENT I	MOODY’S RATINGS EVENT II	S&P

INSTRUMENT
U.S. Dollar Cash	100%	100%	100
EURO Cash	97%	93%	89.8
Sterling Cash	97%	94%	91.9
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
<1 year	100%	100%	98.6
1 to 2 years	100%	99%	97.3
2 to 3 years	100%	98%	95.8
3 to 5 years	100%	97%	93.8
5 to 7 years	100%	95%	91.4
7 to 10 years	100%	94%	90.3
10 to 20 years	100%	89%	87.9
>20 years	100%	87%	84.6
Floating-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
All Maturities	100%	99%	N/A
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
<1 year	100%	99%	98
1 to 2 years	100%	98%	96.8
2 to 3 years	100%	97%	96.3
3 to 5 years	100%	96%	94.5
5 to 7 years	100%	94%	90.3
7 to 10 years	100%	93%	86.9
10 to 20 years	100%	88%	82.6
>20 years	100%	86%	77.9
Floating-Rate U.S. Agency Debentures –
All Maturities	100%	98%	N/A
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above and AAA by S&P with Remaining Maturity
<1 year	97%	93%	98
1 to 2 years	97%	92%	96.3
2 to 3 years	97%	91%	95.8
3 to 5 years	97%	89%	89.3
5 to 7 years	97%	87%	85.7
7 to 10 years	97%	86%	80.7
10 to 20 years	97%	82%	72.5
>20 years	97%	80%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
All Maturities	97%	92%
Fixed-Rate United Kingdom Gilts with Remaining Maturity
<1 year	97%	93%
1 to 2 years	97%	92%
2 to 3 years	97%	91%
3 to 5 years	97%	90%
5 to 7 years	97%	89%
7 to 10 years	97%	88%
10 to 20 years	97%	84%
>20 years	97%	82%
Floating-Rate United Kingdom Gilts
All Maturities	97%	93%

For purposes of Appendix A:

(a) “Agency Debentures” means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, but excluding (i) interest only and principal only securities and (ii) Collateralized Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

Appendix B

Ratings Event I Collateral Amounts

The Ratings Event I Collateral Amount will be equal to the greater of (A) zero and (B) the sum of (x) the Exposure and (y) the aggregate of the Additional Ratings Event I Collateral Amounts for all Transactions.

“Additional Ratings Event I Collateral Amount” means, for each Transaction, the Notional Amount for such Transaction multiplied by the applicable percentage as specified below.

Potential Increase of Mid-Market Valuation of Swaps, Caps, Floors & Transaction Specific Hedges
Weighted Average	Interest Rate Hedges	Currency Hedges
Life of Hedge in Years
1 or less	0.25%	2.20%
2 or more but less than 3	0.50%	2.40%
3 or more but less than 4	0.70%	2.60%
4 or more but less than 5	1.00%	2.80%
5 or more but less than 6	1.20%	2.90%
6 or more but less than 7	1.40%	3.10%
7 or more but less than 8	1.60%	3.30%
8 or more but less than 9	1.80%	3.40%
9 or more but less than 10	2.00%	3.60%
10 or more but less than 11	2.20%	3.80%
11 or more but less than 12	2.30%	3.90%
12 or more but less than 13	2.50%	4.00%
13 or more but less than 14	2.70%	4.10%
14 or more but less than 15	2.80%	4.30%
15 or more but less than 16	3.00%	4.40%
16 or more but less than 17	3.20%	4.50%
17 or more but less than 18	3.30%	4.60%
18 or more but less than 19	3.50%	4.80%
19 or more but less than 20	3.60%	4.905
20 or more but less than 21	3.70%	5.00%
21 or more but less than 22	3.90%	5.00%
22 or more but less than 23	4.00%	5.00%
23 or more but less than 24	4.00%	5.00%
24 or more but less than 25	4.00%	5.00%
25 or more but less than 26	4.00%	5.00%
26 or more but less than 27	4.00%	5.00%
27 or more but less than 28	4.00%	5.00%
28 or more but less than 29	4.00%	5.00%
29 or more but less than 30	4.00%	5.00%
30 or more	4.00%	5.00%

Appendix C

Ratings Event II Collateral Amount

The Ratings Event II Collateral Amount will be equal to the greater of (A) zero, (B) the sum, for all Transaction, of the next payment owed by Morgan under each Transaction or (C) the sum of  (x) the Exposure and (y) the aggregate of the Additional Ratings Event II Collateral Amounts for all Transactions.

“Additional Ratings Event II Collateral Amount” means, for each Transaction, the Notional Amount for such Transaction multiplied by the applicable percentage as specified below.

Swaps Only			Transaction Sepcific Hedges
Weighted Average	Interest Rate Swap	Currency Swap	Interest Rate Swap	Currency Swap
Life of Hedge in Years

1 or less	0.60%	7.25%	0.75%	7.40%
2 or more but less than 3	1.20%	7.50%	1.50%	7.80%
3 or more but less than 4	1.70%	7.70%	2.20%	8.20%
4 or more but less than 5	2.30%	8.00%	2.90%	8.50%
5 or more but less than 6	2.80%	8.20%	3.60%	8.90%
6 or more but less than 7	3.30%	8.40%	4.20%	9.20%
7 or more but less than 8	3.80%	8.60%	4.80%	9.60%
8 or more but less than 9	4.30%	8.80%	5.40%	9.90%
9 or more but less than 10	4.80%	9.00%	6.00%	10.20%
10 or more but less than 11	5.30%	9.20%	6.60%	10.50%
11 or more but less than 12	5.60%	9.30%	7.00%	10.70%
12 or more but less than 13	6.00%	9.50%	7.50%	11.00%
13 or more but less than 14	6.40%	9.70%	8.00%	11.30%
14 or more but less than 15	6.80%	9.80%	8.50%	11.50%
15 or more but less than 16	7.20%	10.00%	9.00%	11.80%
16 or more but less than 17	7.60%	10.00%	9.50%	12.00%
17 or more but less than 18	7.90%	10.00%	9.90%	12.00%
18 or more but less than 19	8.30%	10.00%	10.40%	12.00%
19 or more but less than 20	8.60%	10.00%	10.80%	12.00%
20 or more but less than 21	9.00%	10.00%	11.00%	12.00%
21 or more but less than 22	9.00%	10.00%	11.00%	12.00%
22 or more but less than 23	9.00%	10.00%	11.00%	12.00%
23 or more but less than 24	9.00%	10.00%	11.00%	12.00%
24 or more but less than 25	9.00%	10.00%	11.00%	12.00%
25 or more but less than 26	9.00%	10.00%	11.00%	12.00%
26 or more but less than 27	9.00%	10.00%	11.00%	12.00%
27 or more but less than 28	9.00%	10.00%	11.00%	12.00%
28 or more but less than 29	9.00%	10.00%	11.00%	12.00%
29 or more but less than 30	9.00%	10.00%	11.00%	12.00%
30 or more	9.00%	10.00%	11.00%	12.00%